AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

THIS AMENDMENT ("Amendment"), effective as of January 15, 2014 (the "Effective Date"), amends the Investment Advisory Agreement effective January 31, 2012 (the "Agreement"), by and between CUNA Mutual Holding Company and the Covered Entities (as defined in the Agreement) (collectively, "Company") and MEMBERS Capital Advisors, Inc. ("Adviser") and is entered into by Adviser and the entities named as signatories hereto (collectively, "Joining Parties").

WHEREAS, this Amendment is fully incorporated into the Agreement; capitalized terms used in this Amendment, and not otherwise defined herein, will have the meanings set forth in the Agreement; and

WHEREAS, the Joining Parties are indirect wholly-owned subsidiaries of CUNA Mutual Holding Company and were formed during the calendar year 2013; and

WHEREAS, the Joining Parties desire to become parties to the Agreement;

NOW, THEREFORE, in consideration of the responsibilities respectively assumed by the parties under the terms and conditions of the Agreement, the parties hereto intending to be legally bound hereby agree that the provisions of this Addendum shall control the terms and conditions of the Agreement to the extent set forth herein:

    1. The Joining Parties each agree to become a party to the Agreement and accept all applicable terms and conditions of the Agreement, and shall be bound by all of the obligations and entitled to the rights of a party thereunder.

    2. The Schedule of Covered Entities to the Agreement is hereby replaced by the revised Schedule of Covered Entities attached as Exhibit A hereto. All references to the Schedule of Covered Entities in the Agreement shall be deemed a reference to the Schedule of Covered Entities attached as Exhibit A hereto.

All other terms and conditions of the Agreement not materially affected by this Amendment shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]
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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers.

MEMBERS CAPITAL ADVISORS, INC.                CUMIS MORTGAGE REINSURANCE COMPANY

By: /s/ David Marks                               By: /s/ Sean Dilweg
    -----------------------                           -----------------------
    David Marks                                       Sean Dilweg
    President                                         President
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                                    Exhibit A

                          SCHEDULE OF COVERED ENTITIES
           (Attached to the Investment Advisory Agreement between CUNA
       Mutual Holding Company et. al. and MEMBERS Capital Advisors, Inc.)

Covered Entities included within the scope of this Agreement are as follows:

1. The funds of the CUNA Mutual Pension Plan for Non-Represented Employees and CUNA Mutual Pension Plan for Represented Employees covering the entities that are defined as an "Employer" under the provisions of the Retirement Plans approved by EBPAC, as modified from time to time.

2. The invested assets of the following entities with respect to the appointment as principal Investment Adviser described in Section I of the Investment Advisory Agreement:

            CUNA Mutual Holding Company
            CUNA Mutual Financial Group, Inc.
            CMFG Life Insurance Company
            CUNA Mutual Investment Corporation
            MEMBERS Life Insurance Company
            CUMIS Insurance Society, Inc.
            CUNA Mutual Insurance Agency, Inc.
            CUNA Brokerage Services, Inc.
            CUMIS Specialty Insurance Company, Inc.
            Separate accounts maintained by CMFG Life Insurance Company* CUMIS Vermont, Inc. (formerly known as CUMIS Bermuda Limited) CMFG Life Vermont, Inc.
            CUNA Mutual International Holdings, Ltd.
            CUNA Mutual International Finance, Ltd.
            TruStage Insurance Agency, Inc.
            CUMIS Mortgage Reinsurance Company

     *To the extent that federal and state regulations require the services of a registered investment adviser for separate accounts which invest in underlying mutual funds.